MUNICIPAL CASH SERIES

A portfolio of Cash Trust Series, Inc.

SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2006.

Please delete the definition of Tax Increment Financing Bonds (TIF Bonds) in its entirety and replace it with the following:

     Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.


Please add the following immediately after the definition of Credit Enhancement:

     TAX-EXEMPT COMMERCIAL PAPER
     Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issueers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.









                                                       October 10, 2006



Federated Securities Corp., Distributor

Cusip 147551303

35628  (10/06)